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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):      September 20, 1999
                                                     ---------------------------


                               Caremark Rx, Inc.
                               -----------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                                    0-27276
                                    -------
                            (Commission File Number)


                                   63-1151076
                                   ----------
                      (IRS Employer Identification Number)


           3000 Galleria Tower, Suite 1000, Birmingham, Alabama 35244
           ----------------------------------------------------------
                    (Address of principal executive offices)


      Registrant's telephone number, including area code:  (205) 733-8996
                                                          ---------------


                              ------------------
         (Former Name or Former Address, if Changed Since Last Report)

                                                Exhibit Index Located on Page: 4
                                                        Total Number of Pages: 6


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Item 5. Other Events.

     As of September 20, 1999, the Company's Common Stock listed on the New York Stock Exchange trades under the symbol "CMX".

     In addition, on September 24, 1999, the Company issued a Notice of Certain Proposed Unregistered Offerings, pursuant to Rule 135c promulagated under the Securities Act of 1933, as amended.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.
               --------


Exhibit No.
-----------

   99.1    Text of Press Release of Caremark Rx, Inc., dated September 17, 1999.
   99.2    Text of Press Release of Caremark Rx, Inc., dated September 24, 1999.

                                       2

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                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 24, 1999



                                    CAREMARK RX, INC.



                              By:  /s/ Howard A. McLure
                                   ----------------------------------
                                   Howard A. McLure
                                   Senior Vice President and
                                   Chief Accounting Officer

                                       3

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                                 EXHIBIT INDEX



Exhibit                                                               Page No.
-------                                                               --------

99.1     Text of  Press Release of Caremark Rx, Inc., dated
         September 17, 1999.

99.2     Text of Press Release of Caremark Rx, Inc., dated
         Septmber 24, 1999.


                                       4